EXHIBIT 10.1


                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT



1.   Purchase and Sale of Shares

The undersigned (the "Purchaser"), hereby subscribes for and agrees to purchase ------- shares (the "Shares") in the capital stock of Digital Signs Corporation, a Delaware corporation (the "Issuer") at a price of US$0.05 per Share to be recorded in the name of the Purchaser at the address set out below. Payment for the Shares is attached.

2.0  Representations, Warranties and Acknowledgments of the Purchaser

The Purchaser acknowledges, represents and warrants as of the date of this Agreement that:

2.1 No prospectus has been provided to the Purchaser by the Issuer in connection with the issuance of the Shares and that the Issuer is relying upon an exemption(s) from prospectus requirements of the Securities Act (British Columbia) (the "Act") and the Securities Rules (British Columbia) (the "Rules").

2.2 The Purchaser recognizes that it is restricted from using most of the remedies available under the Act and Rules.

2.3 The Purchaser may not receive information that might otherwise be required to be provided under the Act and Rules.

2.4 The Issuer is relieved from certain obligations that might otherwise apply under the Act and Rules.

2.5 The Purchaser acknowledges receipt of an Offering Memorandum dated February 20, 1998 (the "Offering Memorandum" - Exhibit A).

2.6  No person has made to the Purchaser any written or oral representations:

     (a)  that any person will resell or repurchase the Shares;

     (b)  that any person will refund the purchase price of the Shares;

     (c)  as to the future price or value of the Shares;

     (d) that the Shares will be listed and posted for trading on a stock exchange or that application has been made to list and post the Shares for trading on a stock exchange.

2.7 The Shares were not offered or distributed to the Purchaser through an advertisement in printed media of general and regular paid circulation, radio or television.

2.8 The Shares purchased hereby are not qualified for resale in the United States of America and the Purchaser hereby undertakes not to knowingly resell the Shares to any resident or citizen of the United States of America prior to lawful registration or qualification of the Shares or subject to lawful exemptions to these requirements.

2.9 The Purchaser has no knowledge of a "material fact" or "material change", as those terms are defined in the Act, in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction.



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2.10 The  Purchaser is not a "control  person" of the Issuer,  as defined in the
Act, and will not become a "control person" of the Issuer by virtue of the purchase of the Shares pursuant to this subscription.

2.11 The Purchaser is a:

     (a) director, senior officer or employee of the Issuer, or a director, senior officer or employee of an affiliate of the Issuer;

     (b) spouse, parent, brother, sister or child of a director or officer of the Issuer;

     (c)  person already holding shares of the Issuer;

     (d) spouse, parent, brother, sister or child of a person already holding shares of the Issuer;

     (e) company, all of the voting securities of which are beneficially owned by any combination of the persons referred to in (a) to (d) above;

     (f)  sophisticated purchaser (as defined in the Offering memorandum).

2.12 The Purchaser has the legal capacity and competence to enter into and execute this agreement and to take all actions required hereunder.

2.13 The representations, warranties and acknowledgments of the Purchaser contained in this Section will survive the Closing (as hereinafter defined).

3.0  Representations, Warranties and Acknowledgments of the Issuer

The Issuer acknowledges, represents and warrants as of the date of this Agreement that:

3.1 It is a valid and subsisting corporation duly incorporated and is in good standing under the laws of the jurisdictions in which it is incorporated.

3.2 It is the beneficial owner of the properties, businesses and assets referred to in the Offering Memorandum.

3.3 The Offering Memorandum is, in all material respects, accurate and omits no facts, the omission of which makes items in the Offering Memorandum misleading or incorrect.

3.4 The issuance and sale of the Shares by the Issuer does not and will not conflict with or result in any breach of any of the terms, conditions, or provisions of its constituting documents or any agreements or instruments to which the Issuer is a party.

3.5 This Agreement and the Offering Memorandum have been duly authorized by all necessary corporate action on the part of the Issuer and constitutes a valid and binding obligation of the Issuer upon acceptance of this Agreement by any of the members of its board of directors.



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3.6  The Shares will, when issued,  be fully paid and  non-assessable  shares of the Issuer and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the re-sale restrictions under applicable securities laws.

4.0  Undertaking

The Purchaser agrees to complete, execute and deliver to the Issuer one of the following:

     1.   Form 20A (IP) Acknowledge of Individual Purchaser; or

     2.   Form 20A (NIP) Acknowledge of Purchaser that is not an Individual.

5.0  Hold Period

5.1  The Purchaser further acknowledges that:

     (a) the Shares to be issued under an exemption from the prospectus and registration requirements of the Act will be subject to a hold period and may not be traded for twelve months from the date that the Issuer becomes a reporting issuer in the Province of British Columbia, unless another statutory exemption can be relied upon or if the Shares are qualified under a prospectus at a later date (the "Expiry Date"):

     (b)  at present, the Issuer is not a reporting issuer in British Columbia;

     (c) details relating to re-sale restrictions applicable to the Shares are as set out in the Offering Memorandum.

5.2 Within ten (10) days of an initial trade of the Shares by the Purchaser after the Expiry Date, the Purchaser covenants and agrees to file with the Statutory Filing Department of the British Columbia Securities Commission, of #1100-865 Hornby Street, Vancouver, British Columbia, V6Z 2H4, one (1) of the following reports:

     (a) a report in the form attached hereto as Appendix "A" (the "Initial Trade Report"); or

     (b) the report required under the laws of the jurisdiction in which the Issuer carries on business or in which the Issuer is incorporated, organized or continued, provided that the report requires substantially the same information as is required in the Initial Trade Report (the "Purchaser's Report").

5.3 Where the Purchaser has filed an Initial Trade Report or the Purchaser's Report with respect to the Shares, the Purchaser shall not be required to file a further report in respect of additional trades of the Shares acquired on the same date and under the same exemption as the Shares that are the subject of the Initial Trade Report or the Purchaser's Report.

6.0  Closing

On or before June 20, 1998, the Issuer will confirm whether or not the within Agreement is acceptable, whereupon the Issuer will deliver to the Purchaser certificate(s) representing the Shares, registered in the name of the Purchaser.



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7.0  Withdrawal of Subscription and Contractual Rights of Action

The contractual rights of action described in the Offering Memorandum in connection with the Offering (as described in the Offering Memorandum) are hereby incorporated by reference in this Agreement and are hereby granted by the Issuer to the Purchaser.

8.0  Miscellaneous

8.1 Time shall be considered to be of the essence for the purposes of this Agreement.

8.2 Except as expressly provided in this Agreement or as set forth in the Offering Memorandum, this Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Issuer, by the Purchaser or by anyone else.

8.3 The parties to this Agreement may amend this Agreement only in writing and with the consent of each of the parties hereto.

8.4 This Agreement shall enure to the benefit of and shall be binding upon the parties to this Agreement and their respective successors and permitted assigns.

8.5 This Agreement shall be interpreted in accordance with the laws of the Province of British Columbia, Canada.

Dated at ------ this ----- day of ----------------------, 1998.



----------------------------            ----------------------------------------
Witness                                 Subscriber's Signature


                                        ----------------------------------------
                                        Name of Subscriber (Please Print)


                                        ----------------------------------------
                                        Street Address


                                        ----------------------------------------
                                        City, Province, Postal Code


ACCEPTED this  ----- day of ----------------------, 1998.

Ditigal Signs Corporation

Per: ---------------------------------
      Authorized Signatory